Inland Diversified Merger with Kite Realty Group: Delivering Liquidity and Opportunity February 10, 2014

Disclaimer This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus which has been filed or registered with appropriate state and federal regulatory agencies and sold only by broker dealers authorized to do so. Past performance is not a guarantee of future results. When making an investment decision in Inland Diversified Real Estate Trust, Inc. (“Inland Diversified”) investors should not rely on past performance of the REITs or real estate programs sponsored by Inland Real Estate Investment Corporation (“Inland Investments”) to predict future results. An investment in Inland Diversified will not entitle an investor to ownership in any other REIT or investment program sponsored by Inland Investments. All of the properties represented in photos herein are owned by Inland Diversified or its subsidiaries. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified or its subsidiaries. Furthermore, none of these companies are affiliated with Inland Diversified or its subsidiaries in any manner. The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, dealer manager for Inland Diversified. Inland Securities Corporation member FINRA/SIPC. Inland Diversified is a part of The Inland Real Estate Group of Companies, Inc., a group of independent legal entities some of which may be affiliates, share some common ownership or have been sponsored and managed by Inland Investments or its subsidiaries. Current publication date: 02/10/14 2

3 Forward-Looking Statements This presentation contains “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “would,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appears,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the inability to obtain shareholder approvals relating to the merger or the failure to satisfy the other conditions to completion of the merger, fluctuations in the per share price of Kite Realty Group Trust’s (“Kite”) common shares could impact the value and return to the Inland Diversified stockholders, risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger, the effect of the announcement of the proposed merger on the Company’s and Kite ‘s relationships with their respective customers, tenants, lenders, operating results and businesses generally, the outcome of any legal proceedings relating to the merger; risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all, market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets, the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, competition for real estate assets and tenants, impairment charges, the availability of cash flow from operating activities for distributions and capital expenditures, the ability to refinance maturing debt or to obtain new financing on attractive terms, future increases in interest rates, actions or failures by the Company’s and Kite’s respective joint venture partners, including development partners, factors that could affect the Company’s and Kite’s respective abilities to qualify as a real estate investment trust, and other factors detailed under “Risk Factors” in the Company’s and Kite’s respective most recent Form 10-Ks and subsequent Form 10-Qs on file with Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements.

4 Merger Agreement with Kite Realty Group • $2.5 billion(1) merger with Kite Realty Group Trust (NYSE: KRG) (“Kite”) – Equity consideration of $1.2 billion • Inland Diversified stockholders will receive between 1.707 and 1.65 shares of Kite at closing based on per share price of Kite shares • Proceeds from previously announced triple net leased portfolio sale to Realty Income will be used to pay down debt of new, combined company * Single, all stock transaction for Inland Diversified stockholders (1) $2.5 billion transaction value including the sale of our single-tenant portfolio that has been contracted for sale to Realty Income.

Inland Diversified Timeline • Capital raise: August 2009 – August 2012 • Raised $1.1 billion in investor capital • Purchased $2.3 billion in assets • Full invested portfolio as of 09/30/13 included: – 143 properties in 31 states – 12.4 million square feet – 444 apartment units – 97.3% average occupancy • Announced sale of single tenant, net-leased properties on 12/17/13 – $503 million in assets – Sold to Realty Income Corporation (NYSE: O) – First tranche closed on 01/31/14 5

Kite Realty Group Company Overview • Full service, vertically-integrated real estate company • Primarily engaged in ownership, operation, development, construction and acquisition of high-quality neighborhood and community shopping centers • 97% of Kite’s operating portfolio in Midwest, Southeast and Texas markets Company Overview NYSE Ticker: KRG Founded: 1971 Headquarters: Indianapolis, IN Portfolio: 74 properties Owned Square Footage: 10.1 MSF Market Cap: $845 Million Total Enterprise Value: $1.8 Billion 52 week high/low: $6.91/$5.27 6

7 Delivering Stockholder Value Total transaction value per share: • At the closing of the merger, each Inland Diversified Share will be converted into between 1.707 and 1.65 Kite shares based on the following exchange ratios: – 1.707 Kite shares, if the Kite Reference Price (as defined below) is $6.36 or less (equates to a per Inland Diversified share value of $10.50 based on Kite’s closing price of $6.15 on Friday, February 7, 2014) – Floating ratio between 1.707 and 1.65 Kite shares that equates to a per Inland Diversified share value of $10.85, if the Kite Reference Price is between $6.36 and $6.58 – 1.65 Kite shares, if the Kite Reference Price is equal to or greater than $6.58 • The “Kite Reference Price” is the volume-weighted average price for Kite for the ten consecutive trading days ending on the third day before Inland Diversified’s shareholder meeting.

8 Delivering Stockholder Value $9.00 $9.50 $10.00 $10.50 $11.00 $11.50 $12.00 $5. 8 5 $5. 9 0 $5. 9 5 $6. 0 0 $6. 0 5 $6. 1 0 $6. 1 5 $6. 2 0 $6. 2 5 $6. 3 0 $6. 3 5 $6. 3 6 $6. 3 7 $6. 3 8 $6. 3 9 $6. 4 0 $6. 4 1 $6. 4 2 $6. 4 3 $6. 4 4 $6. 4 5 $6. 4 6 $6. 4 7 $6. 4 8 $6. 4 9 $6. 5 0 $6. 5 1 $6. 5 2 $6. 5 3 $6. 5 4 $6. 5 5 $6. 5 6 $6. 5 7 $6. 5 8 $6. 6 0 $6. 6 5 $6. 7 0 $6. 7 5 $6. 8 0 $6. 8 5 $6. 9 0 $6. 9 5 $7. 0 0 I- D IV I m p lie d Valu e Kite Reference Price I-Diversified Implied Value based on Kite Reference Price Declining Ratio Kite Price $6.58 $10.85 Kite Price $6.36 $10.85

9 Delivering Stockholder Value • Inland Diversified is delivering income and growth in a shorter lifecycle – Based on closing price of Kite shares on Friday, February 7, 2014: • A total return of between 14% for stockholders assuming an investment in August 2012, and 31% for stockholders assuming an investment in September 2009 • An average annualized return of approximately 8% – $164.37 million in distributions paid since inception – Approximately 18 months from close of capital raise to announcement of liquidity event • No internalization fees • Provides stockholders with a choice: – Immediate liquidity upon conversion of Inland Diversified shares into Kite shares – No lock-up – Potential for longer-term growth with Kite

10 Projected Merger Timeline Next 4 to 6 months • Merger is subject to stockholder approval by stockholders of both companies • Inland Diversified monthly distributions continue at 6%, subject to board approval • Proxy statement to be sent to Inland Diversified stockholders in connection with stockholder approval of merger • Special meeting of Inland Diversified stockholders to approve the merger • Close merger after receipt of stockholder approval by both companies and the satisfaction of other customary closing conditions

11 Key Takeaways • Strong total return • Single, all-stock transaction • Provides stockholder choice and flexibility • No internalization fees • Merger expected to close during the second or third quarter of 2014 • Demonstrating a smaller, quicker non-traded REIT model

12 In connection with the proposed merger, the Company and Kite Realty Group (“KRG”) expect to prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed merger. The joint proxy/prospectus will contain important information about the proposed transaction and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND KRG WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, KRG AND THE PROPOSED MERGER. Investors and stockholders of the Company and KRG may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and KRG with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.inlanddiversified.com and copies of the documents filed by KRG with the SEC are available free of charge on KRG’s website at www.kiterealtygroup.com. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Participants in Solicitation Relating to the Merger The Company, KRG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and KRG’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 16, 2013. Information regarding KRG’s directors and executive officers can be found in KRG’s definitive proxy statement filed with the SEC on April 8, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or KRG, as applicable, using the sources indicated above. Additional Information